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                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE:
SEPTEMBER 10, 2001

DIEBOLD FINALIZES AGREEMENT TO ACQUIRE LEADING
VOTING TECHNOLOGY COMPANY, GLOBAL ELECTION SYSTEMS

NORTH CANTON, Ohio and MCKINNEY, Texas - September 10, 2001 -- Diebold, Incorporated (NYSE: DBD) and Global Election Systems Inc. (Amex: GLE; Toronto:
GSM) announced today they have entered into a definitive agreement pursuant to which Diebold will acquire Global. The agreement was unanimously approved by Global's Board of Directors.

Pursuant to the agreement, Diebold will acquire all the outstanding Global shares at a per share price equal to US$1.135, with 80 percent of the consideration payable in stock and 20 percent payable in cash. The stock portion of the consideration is subject to a maximum of .03027 Diebold shares and a minimum of .02421 Diebold shares for each Global share. Global currently has
23.1 million shares outstanding on a fully diluted basis. The closing of the transaction is expected to occur in the fourth quarter of 2001 and is subject to a number of conditions including Global shareholder approval and regulatory acceptance.

Diebold also previously provided US$5 million of interim financing to Global. Diebold and Global previously signed a contract manufacturing agreement where Diebold will produce more than 500 AccuVote-TS touch screen voting terminals to fulfill a contract previously secured by Global. Diebold expects the acquisition to be neutral on 2001 earnings and accretive in 2002.

Global Election Systems Inc. is an industry leader in the election equipment marketplace with over 850 jurisdictions in North America utilizing its AccuVote (optical scan) or AccuVote-TS (touch screen) voting systems. Its product line also includes VoteRemote, a high speed automated absentee ballot printing and processing system. Global's acquisitions and strategic alliances have enabled the Company to participate in international bids involving nationwide voting system projects. For further information, visit Global's website at www.globalelection.com.

Diebold, Incorporated is a global leader in providing integrated self- service delivery systems and services. Diebold employs more than 11,000 associates with representation in more than 80 countries worldwide and headquarters in Canton, Ohio, USA. Diebold reported revenue of US$1.7 billion in 2000 and is publicly traded on the New York Stock Exchange under the symbol 'DBD.' For more information, visit the company's Web site at www.diebold.com.

This document does not constitute a solicitation by Diebold or Global or their boards of directors or executive officers of any approval or action of Global's stockholders. Global will file an



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offering circular and other relevant documents concerning the proposed transaction with the appropriate Canadian regulatory authorities. Stockholders and investors are urged to read the offering circular when it becomes available and any other relevant documents filed because they will contain important information on the proposed transaction. Global also files annual, quarterly and special reports and other information with the SEC. You may obtain such documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov . You may obtain documents filed with the Canadian regulatory authorities and the SEC by Global free of charge by requesting them in writing from Global Election Systems, Inc., 1611 Wilmeth Road, McKinney Texas 75069,
Attention: Investor Relations, or by telephone at (972) 542-6000.

Diebold, Global and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Global in connection with the acquisition. Information about the directors and executive officers of Diebold is set forth in Diebold's Annual Report on Form 10-K for the fiscal year ended December 31, 2000. Information about the directors and executive officers of Global and their ownership of Global's stock is set forth in Global's Annual Report on Form 10-K for the fiscal year ended June 30, 2000. Stockholders of Global may obtain additional information regarding the interests of such participants by reading the definitive offering circular when it becomes available.

Diebold Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Certain information contained in this release is forward-looking, including statements regarding the value of the consideration that Global Election Systems' stockholders are projected to receive from the transaction and the likelihood that the acquisition will be completed. Certain information in this release concerning Diebold's business may also be forward- looking, including the future business prospects for Diebold and the future impact of certain actions and plans Diebold intends to implement in its business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Diebold's control. Actual results may differ materially from those anticipated in any forward-looking statement as a result of certain risks and uncertainties, including, without limitation, the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; and the fulfillment of all of the closing conditions specified in the transaction documents. For further discussion of important risk factors that may materially affect management's estimates, Diebold's results and the forward-looking statements herein, please see the risk factors contained in Diebold's SEC filings.

You should also read those filings, particularly Diebold's Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed with the SEC for a discussion of Diebold's results of operations and financial condition.



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Global Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Certain information contained in this release is forward-looking, including statements regarding the value of the consideration that Global Election Systems' stockholders are projected to receive from the transaction and the likelihood that the acquisition will be completed. Certain information in this release concerning Global's business may also be forward-looking, including the future business prospects for Global and the future impact of certain actions and plans Global intends to implement in its business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Global's control. Actual results may differ materially from those anticipated in any forward-looking statement as a result of certain risks and uncertainties, including, without limitation, the completion of due diligence satisfactory to Global, the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; and the fulfillment of all of the closing conditions specified in the transaction documents. For further discussion of important risk factors that may materially affect management's estimates, Global's results and the forward-looking statements herein, please see the risk factors contained in Global's SEC filings.

You should also read those filings, particularly Global's Annual Report on Form 10-K for the year ended June 30, 2000 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, filed with the SEC for a discussion of Global's results of operations and financial condition.

For further information please contact:

Clinton H. Rickards, Director                Telephone: (604) 538-1206
Global Election Systems Inc.                 Facsimile: (604) 538-8424
(Investor Relations Inquiries)               E-mail: chr@maldima.com

John Kristoff                                Telephone: (330) 490-5900
Diebold, Incorporated                        E-mail: kristoj@diebold.com
(Investor Relations Inquiries)

Michelle Griggy                              Telephone: (330) 490-3773
(Media Contact)                              E-mail: griggym@diebold.com

If you wish to receive Global Election Systems Inc.'s news releases via e-mail, please contact Bonnie Merritt at bonnie@gesn.com.

The Toronto Stock Exchange and the Securities and Exchange Commission have not reviewed and do not accept responsibility for the adequacy or accuracy of this news release.